UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2020

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
9.31% Medium-Term Notes due 2021	POR 21	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01    Entry into a Material Definitive Agreement.

On December 10, 2020, Portland General Electric Company (PGE, or the Company) entered into a Bond Purchase Agreement (the Agreement) with certain institutional buyers (Buyers) in the private placement market, relating to the sale by the Company of $230 million aggregate principal amount of the Company's First Mortgage Bonds (the Bonds). The bonds consist of:

•a series, due in 2027, in the amount of $160 million that will bear an interest from its issuance date at an annual rate of 1.84%; and

•a series, due in 2032, in the amount of $70 million that will bear an interest from its issuance date at an annual rate of 2.32%.

The Bonds were issued and funded in full on December 10, 2020.

Pursuant to the Agreement, the Bonds were issued under PGE’s Indenture of Mortgage and Deed of Trust, dated July 1, 1945, between PGE and Wells Fargo Bank, National Association (as successor to HSBC Bank USA, National Association) in its capacity as trustee, as amended and supplemented to date and from time-to-time, including a Seventy-eighth Supplemental Indenture dated December 1, 2020, a copy of which is included as Exhibit 4.1 with this Current Report on Form 8-K. The Bonds are redeemable at the option of PGE at the designated redemption price as described in the Seventy-eighth Supplemental Indenture.

For a complete description of the terms and conditions of the Seventy-eighth Supplemental Indenture, please refer to the Seventy-eighth Supplemental Indenture, which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 4.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits.
4.1	Seventy-eighth Supplemental Indenture, dated December 1, 2020, between the Company and Wells Fargo Bank, National Association, as trustee.
104	Cover page information from Portland General Electric Company’s Current Report on Form 8-K filed December 10, 2020, formatted in iXBRL (Inline Extensible Business Reporting Language).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	December 10, 2020	By:	/s/ James F. Lobdell
James F. Lobdell
Senior Vice President of Finance, Chief Financial Officer and Treasurer
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